                                                  ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated as of August 29, 2006, between Residential Funding  Corporation,  a StateDelaware corporation ("RFC"), and Residential Asset Mortgage Products, Inc., a Delaware corporation (the "Company").

                                                               Recitals

A.       RFC has entered into seller contracts ("Seller Contracts") with the seller/servicers.

B.       The Company wishes to purchase from RFC certain  Mortgage Loans  (as hereinafter  defined)  originated  pursuant to the Seller
Contracts with respect thereto.

C.       The Company, RFC, as master servicer,  and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"),  are entering into a Pooling and Servicing Agreement,  dated as of August 1, 2006 (the "Pooling and Servicing  Agreement"),  pursuant to which the Trust proposes to issue Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-RS5 (the "Certificates")  consisting of sixteen classes designated as Class A-1,  Class A-2,  Class A-3,  Class A-4,  Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class
M-8,  Class M-9,  Class SB,  Class R-I and  Class  R-II  Certificates  representing  beneficial  ownership  interests  in a trust  fund consisting  primarily  of a pool of mortgage  loans  identified  in Exhibit G to the Pooling and  Servicing  Agreement  (the  "Mortgage
Loans").

D.       In  connection  with the purchase of the Mortgage  Loans,  the Company will assign to or at the direction of RFC the Class SB,
Class R-I and Class R-II Certificates (collectively, the "Retained Certificates").

E.       In  connection  with the  purchase of the  Mortgage  Loans and the  issuance of the  Certificates,  RFC wishes to make certain representations  and warranties to the Company and to assign certain of its rights under the Seller  Contracts to the Company,  and the
Company wishes to assume certain of RFC's obligations under the Seller Contracts.

F.       The Company  and RFC intend  that the  conveyance  by RFC to the  Company of all its right,  title and  interest in and to the
Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan.

         NOW THEREFORE,  in  consideration  of the recitals and the mutual promises  herein and other good and valuable  consideration, the parties agree as follows:

1.       All  capitalized  terms used but not defined  herein shall have the  meanings  assigned  thereto in the Pooling and  Servicing
Agreement.

2.       Concurrently  with the execution and delivery  hereof,  RFC hereby assigns to the Company  without  recourse all of its right, title and interest in and to the Mortgage  Loans,  including  all  interest and  principal  received on or with respect to the Mortgage
Loans  after the  Cut-off  Date (other than  payments  of  principal  and  interest  due on the  Mortgage  Loans in August,  2006).  In consideration  of such  assignment,  RFC  will  receive  from  the  Company,  in  immediately  available  funds,  an  amount  equal  to
$381,590,259.38 and the Retained  Certificates.  In connection with such assignment and at the Company's direction,  RFC has in respect of each  Mortgage Loan endorsed the related  Mortgage  Note (other than any  Destroyed  Mortgage  Note) to the order of the Trustee and delivered an  assignment of mortgage in recordable  form to the Trustee or its agent.  A Destroyed  Mortgage Note means a Mortgage Note the original of which was permanently lost or destroyed.

         The Company  and RFC intend  that the  conveyance  by RFC to the  Company of all its right,  title and  interest in and to the
Mortgage Loans  pursuant to this Section 2 shall be, and shall be construed as, a sale of the Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such  conveyance be deemed to be a pledge of the Mortgage Loans by RFC to the Company to secure a debt or other  obligation of RFC.  However,  in the event that the Mortgage  Loans are held to be property of RFC, or if for any reason this
Agreement is held or deemed to create a security  interest in the Mortgage  Loans,  then it is intended that (a) this  Agreement  shall also be deemed to be a security  agreement  within the meaning of Articles 8 and 9 of the  Minnesota  Uniform  Commercial  Code and the
Uniform Commercial Code of any other applicable  jurisdiction;  (b) the conveyance provided for in this Section shall be deemed to be a grant by RFC to the Company of a security  interest in all of RFC's right  (including  the power to convey  title  thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to (A) the Mortgage Loans,  including (i) with respect to each Cooperative
Loan, the related Mortgage Note,  Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative Stock  Certificate,  Cooperative
Lease,  any insurance  policies and all other documents in the related  Mortgage File and (ii) with respect to each Mortgage Loan other than a Cooperative  Loan, the Mortgage  Notes,  the Mortgages,  any related  insurance  policies and all other documents in the related
Mortgage  Files,  (B) all amounts  payable  pursuant to the Mortgage  Loans in  accordance  with the terms  thereof and (C) any and all general intangibles,  payment intangibles,  accounts, chattel paper, instruments,  documents, money, deposit accounts,  certificates of deposit,  goods,  letters of credit,  advices of credit and investment  property and other property of whatever kind or description now existing or hereafter  acquired  consisting of, arising from or relating to any of the foregoing,  and all proceeds of the  conversion, voluntary or involuntary,  of the foregoing into cash, instruments,  securities or other property,  including,  without limitation, all amounts  from time to time  held or  invested  in the  Certificate  Account  or the  Custodial  Account,  whether  in the form of cash, instruments,  securities  or other  property;  (c) the  possession  by the Trustee,  the Custodian or any other agent of the Trustee of
Mortgage  Notes or such other items of property as  constitute  instruments,  money,  negotiable  documents  or chattel  paper shall be deemed to be  "possession  by the secured  party",  or  possession  by a  purchaser  or a person  designated  by him,  for  purposes of perfecting  the security  interest  pursuant to the Minnesota  Uniform  Commercial  Code and the Uniform  Commercial  Code of any other applicable  jurisdiction  (including,  without  limitation,  Section 9-305,  8-313 or 8-321 thereof);  and (d) notifications to persons holding  such  property,  and  acknowledgments,  receipts  or  confirmations  from  persons  holding  such  property,  shall be  deemed notifications to, or acknowledgments,  receipts or confirmations from, financial  intermediaries,  bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security  interest under  applicable law. RFC shall, to the extent  consistent with this
Agreement,  take such  reasonable  actions as may be  necessary  to ensure  that,  if this  Agreement  were deemed to create a security interest in the Mortgage  Loans and the other  property  described  above,  such  security  interest  would be deemed to be a perfected security  interest of first  priority  under  applicable  law and will be maintained  as such  throughout  the term of this  Agreement.
Without  limiting  the  generality  of the  foregoing,  RFC shall  prepare and deliver to the Company no less than 15 days prior to any filing date,  and the Company  shall file,  or shall cause to be filed,  at the expense of RFC,  all filings  necessary to maintain the effectiveness  of any original  filings  necessary under the Uniform  Commercial  Code as in effect in any  jurisdiction to perfect the
Company's  security interest in or lien on the Mortgage Loans including  without  limitation  (x) continuation  statements and (y) such other  statements  as may be  occasioned  by (1) any change of name of RFC or the  Company,  (2) any change of location of the state of formation, place of business or the chief executive office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

3.       Concurrently  with the  execution  and  delivery  hereof,  the Company  hereby  assigns to or at the  direction of RFC without recourse all of its right,  title and interest in and to the Retained  Certificates as part of the consideration  payable to RFC by the
Company pursuant to this Agreement.

4.       RFC  represents and warrants to the Company,  with respect to each Mortgage Loan that on the date of execution  hereof (or, if otherwise specified below, as of the date so specified),

(a)      The information  set forth in the Mortgage Loan Schedule for such Mortgage Loans is true and correct in all material  respects as of the date or dates respecting which such information is furnished;

(b)      Each Mortgage Loan constitutes a qualified mortgage under  Section 860G(a)(3)(A)  of the Code and Treasury Regulations Section
         1.860G-2(a)(1);

(c)      Immediately  prior to the conveyance of the Mortgage  Loans to the Trustee,  RFC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge,  lien,  encumbrance or security  interest (other than rights to servicing and related  compensation) and such conveyance validly transfers  ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(d)      Each Mortgage Note  constitutes a legal,  valid and binding  obligation of the Mortgagor  enforceable  in accordance  with its terms except as limited by  bankruptcy,  insolvency or other similar laws  affecting  generally the  enforcement of creditors'
         rights;

(e)      To the best of RFC's  knowledge  as of the  Cut-off  Date,  and except as noted in (h)  below,  there is no  default,  breach, violation or event of acceleration  existing under the terms of any Mortgage Note or Mortgage and no event which,  with notice and expiration of any grace or cure period, would constitute a default,  breach,  violation or event of acceleration under the terms of any Mortgage Note or Mortgage,  and no such default,  breach,  violation or event of acceleration  has been waived by
         RFC or by any other entity involved in servicing a Mortgage Loan;

(f)      Each of the Mortgage Loans with  Loan-to-Value  Ratios at origination in excess of 80% will be insured by a Primary  Insurance
         Policy  covering the amount of such  Mortgage  Loan in excess of 75% except for up to 20.2% of the Mortgage  Loans,  which are
         Mortgage Loans with a Loan-to-Value Ratio at origination in excess of 80% that are not insured by a Primary Insurance Policy;

(g)      The related Mortgagor is not currently in bankruptcy proceedings with respect to any of the Mortgage Loans;

(h)      As of the Cut-Off  Date,  0.2% of the Mortgage  Loans are 30 to 59 days  delinquent  in payment of principal  and interest and none of the Mortgage Loans are 60 or more days Delinquent in payment of principal and interest;

(i)      None of the Mortgage Loans are Buy-Down Mortgage Loans;

(j)      To the best of RFC's knowledge, there is no delinquent tax or assessment lien against any related Mortgaged Property;

(k)      No Mortgagor has any valid right of offset,  defense or  counterclaim as to the related  Mortgage Note or Mortgage,  except as may be provided under the Servicemembers Civil Relief Act;

(l)      No Mortgage Loan provides for payments that are subject to reduction by  withholding  taxes levied by any foreign  (non-United
         States) sovereign government;

(m)      (1) The  proceeds  of each  Mortgage  Loan have  been  fully  disbursed  and (2) to the best of RFC's  knowledge,  there is no requirement  for  future  advances  thereunder  and any and all  requirements  as to  completion  of any  on-site  or off site improvements and as to  disbursements of any escrow funds therefore  (including any escrow funds held to make Monthly Payments pending  completion of such  improvements)  have been complied with. All costs, fees and expenses incurred in making,  closing or recording the Mortgage Loans were paid;

(n)      To the best of RFC's  knowledge,  with respect to each Mortgage Loan,  there are no mechanics' liens or claims for work, labor or material  affecting  any  Mortgaged  Property  which are or may be a lien prior to, or equal with,  the lien of the related
         Mortgage, except such liens that are insured or indemnified against by a title insurance policy;

(o)      With respect to each Mortgage  Loan, a policy of title  insurance  was  effective as of the closing of each Mortgage  Loan, is valid and binding,  and remains in full force and effect,  unless the  Mortgaged  Properties  are located in the State of Iowa and an attorney's certificate has been provided;

(p)      Each  Mortgaged  Property  is free of damage and in good  repair  and no notice of  condemnation  has been given with  respect thereto and RFC knows of nothing  involving any Mortgaged  Property that could reasonably be expected to materially  adversely affect the value or marketability of any Mortgaged Property;

(q)      Each Mortgage  contains  customary and enforceable  provisions  which render the rights and remedies of the holder adequate to realize the benefits of the security  against the Mortgaged  Property,  including (i) in the case of a Mortgage that is a deed of trust, by trustee's sale, or (ii) by judicial foreclosure or, if applicable,  non judicial foreclosure,  and to the best of
         RFC's knowledge,  there is no homestead or other exemption  available to the Mortgagor that would interfere with such right to sell at a trustee's  sale or right to  foreclosure,  subject in each case to  applicable  federal and state laws and  judicial precedents with respect to bankruptcy and right of redemption;

(r)      To the best of RFC's  knowledge,  with  respect to each  Mortgage  that is a deed of trust,  a trustee  duly  qualified  under applicable  law to serve as such is properly  named,  designated and serving,  and except in connection  with a trustee's sale after  default by a Mortgagor,  no fees or expenses are payable by the seller or RFC to the trustee under any Mortgage that is a deed of trust;

(s)      If the improvements  securing a Mortgage Loan are located in a federal  designated  special flood hazard area, flood insurance in the amount  required  under the Program Guide covers such  Mortgaged  Property  (either by coverage under the federal flood insurance program or by coverage from private insurers);

(t)      To the extent an  appraisal  was made on a  Mortgage  Loan,  the  appraisal  was made by an  appraiser  who meets the  minimum qualifications for appraisers as specified in the Program Guide;

(u)      Each Mortgage Loan is covered by a standard hazard insurance policy;

(v)      If any of the  Mortgage  Loans are  secured by a leasehold  interest,  with  respect to each  leasehold  interest:  the use of leasehold  estates for  residential  properties is an accepted  practice in the area where the related  Mortgaged  Property is located;  residential  property in such area consisting of leasehold estates is readily marketable;  the lease is recorded and no party is in any way in breach of any  provision  of such  lease;  the  leasehold  is in full  force and  effect  and is not subject to any prior lien or encumbrance by which the leasehold  could be terminated or subject to any charge or penalty;  and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

(w)      To the best of RFC's knowledge,  any escrow arrangements  established with respect to any Mortgage Loan are in compliance with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note;

(x)      None of the Mortgage Loans in the mortgage pool are loans that,  under  applicable state or local law in effect at the time of origination of the loan, are referred to as (1)  "high-cost"  or "covered"  loans or (2) any other similar  designation if the law imposes  greater  restrictions  or additional  legal  liability for  residential  mortgage loans with high interest rates, points and/or fees;

(y)      None of the proceeds for the Mortgage Loans were used to finance the purchase of single premium credit insurance policies;

(z)      None of the Mortgage Loans contain prepayment penalties that extend beyond five years after the date of origination;

(aa)     None of the Mortgage Loans are subject to the Homeownership Act;

(bb)     Each Mortgage Loan at the time it was made complied in all material respects with applicable  local,  state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws;
(cc)     No Mortgage Loan was  originated on or after  October 1, 2002 and before March 7, 2003,  which is secured by property  located in the State of placecountry-regionGeorgia;

(dd)     No Mortgage Loan is a High Cost Loan or Covered  Loan, as applicable  (as such terms are defined in Appendix E of the Standard
         & Poor's Glossary For File Format For LEVELS(R)Version 5.7 Revised (attached hereto as Exhibit 1)); and

(ee)     Each  Mortgage  Loan  listed on the  attached  Schedule B has an  original  term to  maturity  of 360  months and an  original amortization term of 480 months.

         Upon  discovery  by RFC or upon  notice  from the  Company or the  Trustee of a breach of the  foregoing  representations  and warranties  in respect of any  Mortgage  Loan,  or upon the  occurrence  of a Repurchase  Event as described in Section 5 below,  which materially  and  adversely  affects the  interests of any holders of the  Certificates  or the Company in such Mortgage Loan (notice of which shall be given to the Company by RFC, if it discovers  the same),  RFC shall,  within 90 days after the earlier of its  discovery or receipt of notice thereof,  either cure such breach or Repurchase  Event in all material  respects or, except as otherwise  provided in Section 2.04 of the Pooling and Servicing  Agreement,  either (i) purchase  such  Mortgage Loan from the Trustee or the Company,  as the case may be, at a price equal to the Purchase  Price for such  Mortgage  Loan or (ii)  substitute a Qualified  Substitute  Mortgage
Loan or Loans for such  Mortgage  Loan in the manner and  subject to the  limitations  set forth in  Section 2.04  of the  Pooling  and
Servicing  Agreement.  If the breach of  representation  and warranty  that gave rise to the  obligation  to repurchase or substitute a
Mortgage  Loan  pursuant to this  Section 4 was the  representation  and  warranty set forth in clause (bb) of this Section 4, then RFC shall pay to the Trust Fund,  concurrently with and in addition to the remedies provided in the preceding sentence,  an amount equal to any  liability,  penalty or expense  that was  actually  incurred  and paid out of or on behalf of the Trust  Fund,  and that  directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter,  concurrently with such payment.  Notwithstanding  the foregoing,  RFC shall not be required to cure  breaches,  Repurchase  Events or purchase or substitute  for Mortgage  Loans as provided above if the substance of such breach or Repurchase Event also constitutes fraud in the origination of the Mortgage Loan.

5.       With  respect to each  Mortgage  Loan, a  repurchase  event  ("Repurchase  Event")  shall have  occurred if one or both of the following  occur:  (A) it is  discovered  that, as of the date hereof,  the related  Mortgage was not a valid first lien on the related
Mortgaged  Property  subject only to (i) the lien of real  property  taxes and  assessments  not yet due and payable,  (ii)  covenants, conditions,  and  restrictions,  rights of way,  easements  and other  matters  of public  record as of the date of  recording  of such
Mortgage  and such  other  permissible  title  exceptions  as are listed in the  Program  Guide and (iii)  other  matters to which like properties are commonly subject which do not materially  adversely affect the value,  use,  enjoyment or marketability of the Mortgaged
Property or (B) it is discovered  that, as of the time of its  origination  and as of the date of execution  hereof,  the Mortgage Loan did not comply in all material  respects with all applicable local,  state and federal laws. In addition,  with respect to any Mortgage
Loan listed on the attached  Schedule A with respect to which any document or documents  constituting  a part of the Mortgage  File are missing or defective in any material respect,  if such Mortgage Loan  subsequently is in default and the enforcement  thereof or of the related Mortgage is materially and adversely  affected by the absence or defectiveness of any such document or documents,  a Repurchase
Event shall be deemed to have occurred and RFC will be obligated to  repurchase or substitute  for such Mortgage Loan in the manner set forth in Section 4 above.

6.       Concurrently with the execution and delivery hereof,  RFC hereby assigns to the Company,  and the Company hereby assumes,  all of RFC's rights and  obligations  under the Seller  Contracts  with respect to the Mortgage  Loans to be serviced under the Pooling and
Servicing  Agreement,  insofar as such rights and obligations  relate to (a) any  representations  and warranties  regarding a Mortgage
Loan made by a Seller  under any  Seller  Contract  and any  remedies  available  under the  Seller  Contract  for a breach of any such representations  and warranties if (i) the substance of such breach also  constitutes  fraud in the origination of the Mortgage Loan or
(ii) the  representation  and warranty relates to the absence of toxic materials or other  environmental  hazards that could affect the
Mortgaged  Property,  or (b) the Seller's  obligation to deliver to RFC the documents required to be contained in the Mortgage File and any rights and remedies  available to RFC under the Seller  Contract in respect of such  obligation or in the event of a breach of such obligation;  provided that,  notwithstanding the assignment and assumption  hereunder,  RFC shall have the concurrent right to exercise remedies and pursue  indemnification  upon a breach by a Seller under any Seller Contract of any of its  representations and warranties and RFC shall exercise  reasonable efforts to enforce a Seller's  obligation to purchase a Mortgage Loan from the Company in accordance with the time frame  described  in the Program  Guide.  If the Company or RFC asserts  that it is not  required to cure  breaches or to purchase or  substitute  for  Mortgage  Loans  under the  Pooling and  Servicing  Agreement  because the  substance  of the breach also constitutes  fraud in the origination of any Mortgage Loan, then the substance of the related breach shall  automatically  be deemed to constitute  fraud in the  origination of a Mortgage Loan for purposes of clause (i) of this Section 6; provided,  however,  that if the related Seller  provides RFC with  reasonable  evidence that the substance of such breach does not constitute  fraud,  then it shall no longer be deemed to constitute fraud in the origination of a Mortgage Loan for purposes of clause (i) of this Section 6.

7.       This  Agreement  shall inure to the benefit of and be binding  upon the parties  hereto and their  respective  successors  and assigns, and no other person shall have any right or obligation hereunder.

8.       RFC, as master  servicer  under the Pooling and  Servicing  Agreement  (the "Master  Servicer"),  shall not waive (or permit a sub-servicer  to waive)  any  Prepayment  Charge  unless:  (i) the  enforceability  thereof  shall  have been  limited  by  bankruptcy, insolvency,  moratorium,  receivership and other similar laws relating to creditors' rights generally,  (ii) the enforcement thereof is illegal,  or any  local,  state or federal  agency has  threatened  legal  action if the  prepayment  penalty  is  enforced,  (iii) the collectability  thereof shall have been limited due to acceleration in connection  with a foreclosure or other  involuntary  payment or
(iv) such waiver is standard and customary in servicing  similar  Mortgage  Loans and relates to a default or a reasonably  foreseeable default and would,  in the reasonable  judgment of the Master  Servicer,  maximize  recovery of total proceeds  taking into account the value of such  Prepayment  Charge and the related  Mortgage  Loan. In no event will the Master  Servicer  waive a Prepayment  Charge in connection  with a  refinancing  of a  Mortgage  Loan that is not  related  to a default  or a  reasonably  foreseeable  default.  If a
Prepayment  Charge is waived,  but does not meet the standards  described above, then the Master Servicer is required to pay the amount of such  waived  Prepayment  Charge to the  holder of the Class SB  Certificates  at the time that the amount  prepaid  on the  related
Mortgage Loan is required to be deposited into the Custodial  Account.  Notwithstanding  any other  provisions of this  Agreement,  any payments made by the Master Servicer in respect of any waived  Prepayment  Charges  pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

9.       This  Agreement  will be governed by and construed in accordance  with the laws of the State of  placeStateNew  York,  without regard to the conflict of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

                                                       [SIGNATURE PAGES FOLLOW]

                                                              Assignment and Assumption Agreement
                                                                                                                   RAMP Series 2006-RS5
         IN WITNESS  WHEREOF,  the parties  have  entered  into this  Assignment  and  Assumption  Agreement as of the date first above written.

                                                     RESIDENTIAL FUNDING CORPORATION

                                                     By:  /s/ Christopher Martinez
                                                     Name:      Christopher Martinez
                                                     Title:     Associate

                                                     RESIDENTIAL ASSET MORTGAGE
                                                     PRODUCTS, INC.

                                                     By:  /s/ Heather Anderson
                                                     Name:      Heather Anderson
                                                     Title:     Vice President

                                                              SCHEDULE A

                                       Schedule of Mortgage Loans with Defective Mortgage Files

                                                            (see attached)

                                                              SCHEDULE B

        Schedule of Mortgage Loans with original term to maturity of 360 months and an original amortization term of 480 months

                                                            (see attached)

                                                               EXHIBIT 1

                                     APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR FILE FORMAT
                                                        FOR LEVELS(R)VERSION 5.7

Standard  & Poor's has  categorized  loans  governed  by  anti-predatory  lending  laws in the  Jurisdictions  listed  below into three categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and thresholds  set forth in those laws.  Note that certain loans  classified by the relevant  statute as Covered are included in
Standard & Poor's High Cost Loan Category because they included  thresholds and tests that are typical of what is generally  considered
High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------

Arkansas                           Arkansas Home Loan Protection Act,                High Cost Home Loan
                                   Ark. Code Ann.ss.ss.23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Cleveland Heights,                 Ordinance No. 72-2003 (PSH), Mun. Codess.ss.       Covered Loan
OH                                 757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Colorado                           Consumer Equity Protection, Colo.                 Covered Loan
                                   Stat. Ann.ss.ss.5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- --------------------------------
Connecticut                        Connecticut Abusive Home Loan Lending             High Cost Home Loan
                                   Practices Act, Conn. Gen. Stat.ss.ss.36a-746 et
                                   seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- --------------------------------
District of Columbia               Home Loan Protection Act, D.C. Codess.ss.          Covered Loan
                                   26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann.ss.ss.  High Cost Home Loan
                                   494.0078 et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- --------------------------------
Georgia (Oct.                      Georgia Fair Lending Act, Ga. Code              High Cost Home Loan
1, 2002 - Mar. 6, 2003)            Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Georgia as                         Georgia Fair Lending Act, Ga. Code              High Cost Home Loan
                                   amended (Mar. 7, 2003 - current)                Ann.ss.ss.7-6A-1 et seq.

                                   Effective for loans closed on or after March 7,
                                   2003
---------------------------------- ------------------------------------------------- --------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection Act of       High Cost Loan
                                   1994, 15 U.S.C.ss.1639, 12 C.F.R.ss.ss.226.32 and
                                   226.34

                                   Effective October 1, 1995, amendments October
                                   1, 2002
---------------------------------- ------------------------------------------------- --------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp.               High Risk Home Loan
                                   Stat. tit. 815,ss.ss.137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------- ------------------------------------------------- --------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann.             High Loan to Value Consumer
                                   ss.ss.16a-1-101 et seq.                           Loan (id.ss.16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999; Section 16a-3-308a
                                   became effective July 1, 1999
---------------------------------- ------------------------------------------------- --------------------------------
                                                                                     High APR Consumer Loan (id.ss.
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- --------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.   High Cost Home Loan
                                   Rev. Stat.ss.ss.360.100 et seq.

                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- --------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A,ss.ss.   High Rate High Fee Mortgage
                                   8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------- ------------------------------------------------- --------------------------------
Massachusetts                      Part 40 and Part 32, 209 C.M.R.ss.ss.32.00 et       High Cost Home Loan
                                   seq. and 209 C.M.R.ss.ss.40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- --------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat.ss.ss.       Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,   High Cost Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    High Cost Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
New York                           N.Y. Banking Law Article 6-l                      High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    High Cost Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann.ss.ss.1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- --------------------------------
Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
South Carolina                     South Carolina High Cost and Consumer   High Cost Home Loan
                                   Home Loans Act, S.C. Code Ann.ss.ss.37-23-10 et
                                   seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
West Virginia                      West Virginia Residential Mortgage Lender, West Virginia
                                   Broker and Servicer Act, W. Va. Code             Mortgage Loan Act Loan
                                   Ann.ss.ss.31-17-1 et seq.

                                   Effective June 5, 2002
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